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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2002

TELETECH HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21055 (Commission File Number)	84-1291044 (I.R.S. Employer Identification No.)
9197 S. Peoria St., Englewood, CO 80112 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 303-397-8100

Former name or former address, if changed since last report

Item 5. Other Events.

FOURTH QUARTER RESTRUCTURING CHARGE

        On December 19, 2002, TeleTech Holdings, Inc. (the "Company") announced plans to record a non-recurring charge in the fourth quarter 2002. The charge is to exit or reduce the carrying value of certain customer management centers worldwide, undertake a workforce reduction of approximately 200 professional employees, and acquire the shares of enhansiv holdings, inc. ("EHI") common stock from the remaining four outside shareholders of EHI. The Company expects the pre-tax, non-recurring charge in the fourth quarter 2002 to range between $40 million and $50 million, of which $6 million to $10 million is estimated to be cash-related charges related primarily to severance and the EHI transaction. The remainder of the charge will be non-cash related to asset impairments or facility closures. The Company believes the closure of customer management centers and the workforce reduction will take place throughout 2003. A further description of the fourth quarter restructuring charge is set forth in the press release issued by TeleTech, dated December 19, 2002, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

FORWARD LOOKING STATEMENTS

        All statements not based on historical fact are forward-looking statements that involve substantial risks and uncertainties. In accordance with the Private Securities Litigation Reform Act of 1995, following are important factors that could cause TeleTech's actual results to differ materially from those expressed or implied by such forward-looking statements, including: TeleTech's ability to predict future revenue and associated costs; lower than anticipated customer interaction center capacity utilization; the loss or delay in implementation of a customer management program; TeleTech's ability to build-out facilities in a timely and economic manner; greater than anticipated competition from new entrants into the customer care market, causing increased price competition or loss of clients; the loss of one or more significant clients; higher than anticipated start-up costs associated with new business opportunities and ventures; the potential volume or profitability of any future technology or consulting sales; TeleTech's agreements with clients may be canceled on relatively short notice; and TeleTech's ability to generate a specific level of revenue is dependent upon customer interest in and use of the products and services of TeleTech's clients. Readers are encouraged to review TeleTech's 2001 Form 10-K, first, second and third quarter 2002 Forms 10-Q, and other publicly filed documents, which describe other important factors that may impact TeleTech's business, results of operations, and financial condition. TeleTech undertakes no obligation to update its forward-looking statements after the date of this release.

Item 7. Financial Statements and Exhibits.

  (a)
  Exhibits

  99.1
  Press release dated Decmeber 19, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELETECH HOLDINGS, INC.
By: /s/ KENNETH D. TUCHMAN Kenneth D. Tuchman Chief Executive Officer

Dated: December 23, 2002

INDEX TO EXHIBITS

99.1
Press release dated December 19, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS